FIDELITY INCOME FUND: FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND MERGER WITH
FIDELITY FIXED INCOME TRUST: SPARTAN
SHORT-INTERMEDIATE GOVERNMENT FUND AND
FIDELITY CHARLES STREET TRUST: FIDELITY
SHORT-INTERMEDIATE GOVERNMENT FUNDS
INVESTMENTS AT JULY 31, 1998 (UNAUDITED)










                    FIDELITY                          SPARTAN
                    INTERMEDIATE                      SHORT-INTERMED
                                                      IATE

                     GOVERNMENT                        GOVERNMENT
                    INCOME FUND                       FUND







                     PRINCIPAL       VALUE             PRINCIPAL       VALUE

                     AMOUNT          (NOTE 1)          AMOUNT          (NOTE 1)

U.S. GOVERNMENT
AND GOVERNMENT
AGENCY
OBLIGATIONS--70.9
%



U.S. TREASURY
OBLIGATIONS--4.7%

6.5% 8/31/01         $ 13,700,000    $ 14,061,817

7.875% 8/15/01       10,000,000      10,640,600        $ 3,900,000     $ 4,149,834


                                    _______________                   _______________

 TOTAL U.S.                          24,702,417                        4,149,834
TREASURY
OBLIGATIONS


                                    _______________                   _______________

U.S. GOVERNMENT
AGENCY
OBLIGATIONS--66.2
%

Fannie Mae:

 12% 11/13/00

 8.25% 12/18/00      9,600,000       10,135,488        6,160,000       6,503,605

 5.44% 1/24/01                                         4,700,000       4,669,873

 6.29% 2/11/02       25,000,000      25,414,000

 5.89% 11/06/02      15,000,000      15,058,650

 6.74% 5/13/04       2,150,000       2,244,557         230,000         240,115

 7.875% 2/24/05      5,455,000       6,061,869

 7.49% 3/02/05       5,980,000       6,522,864

Farm Credit
System Financial
Assistance
Corporation

 9.375% 7/21/03      25,570,000      29,481,443        4,000,000       4,611,880

Federal              2,050,000       2,192,209
Agricultural
Mortgage
Corporation 7.04%
8/10/05

Federal Farm
Credit Bank:

 5.54% 9/10/03       1,300,000       1,289,847

 9.15% 2/14/05       500,000         589,765

Federal Home Loan
Bank:

 6.26% 9/24/04       3,500,000       3,585,295

 8.09% 12/28/04      3,500,000       3,921,645

 7.59% 3/10/05       1,940,000       2,123,699

 6.5% 11/29/05       3,000,000       3,127,020

 6.75% 4/10/06       1,000,000       1,056,090

Freddie Mac:

 6.505% 7/01/04      3,200,000       3,311,488

 6.08% 12/17/04      14,275,000      14,493,550

 8.115% 1/31/05      7,350,000       8,254,932

 6.783% 8/18/05      15,000,000      15,827,400

 5.825% 2/09/06      4,250,000       4,251,998

 6.99% 7/05/06       1,000,000       1,070,310

 6.8% 3/19/07        7,300,000       7,738,000

 7.1% 4/10/07        2,700,000       2,925,288

Government Loan
Trusts (assets of
Trust guaranteed
by U.S.

 Government
through Agency
for International
Development)

 8.5% 4/1/06         11,490,000      12,645,434

Government Trust
Certificates
(assets of Trust
guaranteed

 by U.S.
Government
through Defense
Security
Assistance
Agency):

 Class T-3,          4,305,884       4,537,670
9.625% 5/15/02

 Class 1-C, 9.25%    41,309,435      43,716,949        4,965,422       5,254,807
11/15/01

 Class 2-E, 9.40%    9,677,519       10,199,524        707,163         745,307
5/15/02

Guaranteed Export
Trust
Certificates
(assets of Trust

 guaranteed by
U.S. Government
through
Export-Import
Bank):

 Series 1993-C,      1,364,444       1,341,167
5.20% 10/15/04

 Series 1993-D,      1,030,638       1,012,437
5.23% 5/15/05

 Series 1994-A,      5,693,335       5,917,253         1,349,586       1,402,665
7.12% 4/15/06

 Series 1994-C,      173,359         173,997
6.61% 9/15/99

 Series 1994-F,                                        1,172,885       1,247,386
8.187% 12/15/04

 Series 1995-A,                                        1,249,412       1,264,842
6.28% 6/15/04

 Series 1996-A,      8,703,500       8,876,874
6.55% 6/15/04

Guaranteed Trade
Trust
Certificates
(assets of Trust

 guaranteed by
U.S. Government
through
Export-Import
Bank):

 Series 1992-A,      6,781,125       7,001,308
7.02% 9/1/04

 Series 1997-A,      12,860,523      12,926,112        1,208,333       1,214,496
6.104% 7/15/03

 Series 1994-B,      811,430         862,485
7.5% 1/26/06

Israel Export
Trust
Certificates
(assets of Trust
guaranteed

 by U.S.
Government
through
Export-Import
Bank)

 Series 1994-1,      5,452,941       5,584,357
6.88% 1/26/03

Overseas Private
Investment Corp.
U.S. Government

 guaranteed
participation
certificate:

 Series 1994-195,    6,786,800       6,827,181         789,600         794,298
6.08% 8/15/04
(callable)

 Series 1996-A1,     4,000,000       4,178,240
6.726% 9/15/10
(callable)

Private Exporting
Funding Corp.
secured:

 8.35% 1/31/01       3,800,000       4,031,572

 5.65% 3/15/03       2,065,000       2,057,793

 5.82% 6/15/03       36,700,000      36,714,680        3,800,000       3,801,520
(a)

 5.48% 9/15/03       2,695,000       2,672,793

 5.8% 2/1/04         4,590,000       4,594,544

 6.86% 4/30/04       2,499,199       2,564,878

State of Israel
(guaranteed by
U.S. Government
through Agency

 for
International
Development:

 7.75% 11/15/99      4,200,000       4,305,546         800,000         820,104

 6.05% 8/15/00

 5.25% 9/15/00       11,550,000      11,458,062        1,500,000       1,488,060

 6.625% 8/15/01      1,433,000       1,459,296

 8% 11/15/01                                           2,385,000       2,544,723

 6.25% 8/15/02       7,300,000       7,435,050         2,400,000       2,444,400

 6.625% 8/15/03      12,860,000      13,306,628        2,500,000       2,586,825

 5.625% 9/15/03      11,550,000      11,460,603        1,714,000       1,700,734

 6.75% 8/15/04       350,000         367,696

 7.625% 8/15/04      8,820,000       9,653,490

 6.6% 2/15/08        27,910,000      29,186,045

Tennessee Valley     4,060,000       4,081,559
Authority 6%
11/01/00

U.S. Department
of Housing and
Urban Development

 government
guaranteed
participation
certificates:

 Series 1996-A,                                        5,500,000       5,540,095
6.44% 8/1/99

 Series 1996-A,      1,340,000       1,361,788         140,000         142,278
6.59% 8/1/00

 Series 1995-A,      5,000,000       5,415,450         2,000,000       2,166,180
8.24% 8/1/02

 Series 1996-A,      8,000,000       8,535,760
6.98% 8/1/05

U.S. Trade Trust
Certificates
(assets of Trust
guaranteed by

 U.S. Government     5,468,333       5,906,839
through
Export-Import
Bank) 8.17%
1/15/07


                                    _______________                   _______________

 TOTAL U.S.                          463,048,467                       51,184,193
GOVERNMENT AGENCY
OBLIGATIONS


                                    _______________                   _______________

TOTAL U.S.                           487,750,884                       55,334,027
GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS


                                    _______________                   _______________

U.S. GOVERNMENT
AGENCY -
MORTGAGE-BACKED
SECURITIES--21.8%

Fannie Mae - 6.8%

 5.5% 1/1/09 to      9,708,958       9,502,644
2/1/09

 6% 10/1/08 to       20,177,765      20,049,209
12/1/08

 8% 10/1/00          8,393           8,455

 8.25% 12/1/01       5,399,212       5,824,723

 8.5% 9/1/07 to      1,402,419       1,464,268
12/1/22

 9% 2/1/13           939,451         998,824

 9.5% 11/1/09        3,421,808       3,663,473

 10% 1/1/20          132,548         145,098

 10.25% 10/1/09      320,118         350,753
to 10/1/18

 11% 8/1/10 to       5,161,164       5,749,604
1/1/16

 11.25% 1/1/10 to    1,018,875       1,146,670
1/1/16

 11.5% 9/1/11 to     3,538,418       4,038,488         80,992          91,386
6/1/19

 11.75% 7/1/13 to    136,552         156,498
4/1/14

 12.25% 10/1/10      1,070,327       1,238,889
to 6/1/15

 12.5% 9/1/07 to     2,850,292       3,335,408
5/1/21

 12.75% 10/1/11      1,182,438       1,394,870
to 6/1/15

 13% 6/1/11 to       1,335,647       1,575,319
7/1/15

 13.25% 9/1/11 to    611,096         729,364
9/1/13

 13.5% 5/1/11 to     33,895          40,581
12/1/14

 14% 6/1/11 to       103,281         123,226
12/1/14

 14.5% 7/1/14        19,320          23,522

 15% 4/1/12          23,371          28,455


                                    _______________                   _______________

                                     61,588,341                        91,386


                                    _______________                   _______________

Freddie Mac: -
7.5%

 5.5% 5/1/03 to                                        3,268,803       3,209,409
7/1/03

 6.5% 5/1/08         2,451,467       2,472,059

 7% 6/1/01 to        1,491,215       1,505,124
8/1/01

 8.5% 5/1/10 to      4,551,966       4,750,319
1/1/22

 9% 11/1/09 to       1,168,351       1,225,586
8/1/16

 9.5% 7/1/16 to      6,912,663       7,435,084
8/1/21

 10% 12/1/00 to      11,620,060      12,661,901
2/1/23

 10.5% 9/1/09 to     7,808,608       8,677,375
1/1/21

 10.75% 7/1/13       122,045         136,300

 11% 8/1/00 to       875,896         985,306
9/1/20

 11.25% 2/1/10 to    1,005,836       1,128,073
10/1/14

 11.5% 10/1/15 to    559,102         633,049
8/1/19

 11.75% 1/1/10 to    207,579         234,175
10/1/15

 12% 1/1/00 to       2,042,809       2,343,090
11/1/19

 12.25% 2/1/11 to    827,750         958,011
8/1/15

 12.5% 10/1/09 to    10,247,408      11,913,834
6/1/19

 12.75% 2/1/10 to    191,606         222,191
1/1/11

 13% 9/1/10 to       1,563,053       1,842,267
5/1/17

 13.25% 11/1/10      140,838         163,998
to 12/1/14

 13.5% 11/1/10 to    311,184         369,478
10/1/14

 13.75% 10/1/14      13,490          14,329

 14% 11/1/12 to      46,673          55,991
4/1/16

 14.5% 12/1/10 to    90,703          109,269
9/1/12

 14.75% 3/1/10       29,201          35,178

 16.25% 7/1/11       7,132           8,634


                                    _______________                   _______________

                                     59,880,621                        3,209,409


                                    _______________                   _______________

Government
National Mortgage
Association -
7.5%

 8% 9/15/06 to       937,735         975,136
11/15/07

 8.5% 4/15/16 to     94,191          100,063
7/15/17

 9% 1/15/04 to       1,407,924       1,499,467
5/15/17

 9.5% 1/15/09 to     11,922,066      12,860,767        454,249         490,602
11/15/20

 10% 11/15/09 to     1,680,164       1,836,705         1,738,862       1,900,274
11/15/20

 10.5% 2/15/14 to    2,573,399       2,826,597         1,772,723       1,966,440
2/15/25

 10.75% 12/15/09                                       63,113          69,377
to 3/15/10

 11% 4/15/00 to      3,583,951       4,012,275         1,297,653       1,449,279
1/15/21

 11.5% 3/15/10 to    12,973,020      14,630,566        2,304,242       2,597,646
1/15/21

 12% 11/15/12 to     790,830         902,223           184,455         211,334
6/15/16

 12.25% 1/15/14      50,643          57,349

 12.5% 12/15/10      65,301          75,626
to 6/15/14

 13% 1/15/11 to      1,017,285       1,190,298         34,426          40,180
12/15/14

 13.25% 9/15/13      194,947         224,856
to 10/15/14

 13.5% 5/15/10 to    528,207         617,185
12/15/14

 14% 6/15/11 to      87,123          103,016
12/15/14

 16% 4/15/13         163,590         197,841

 17% 12/15/11        3,351           4,010


                                    _______________                   _______________

                                     42,113,980                        8,725,132


                                    _______________                   _______________

TOTAL U.S.                           163,582,942                       12,025,927
GOVERNMENT AGENCY
- MORTGAGE-BACKED
SECURITIES


                                    _______________                   _______________

COLLATERALIZED
MORTGAGE
OBLIGATIONS--0.2%

 U.S. GOVERNMENT
AGENCY--0.2%

Fannie Mae           1,661,689       1,775,931
planned
amortization
class Series
1988-21, Class G,
9.5% 8/25/18

Freddie Mac          100,581         100,266
sequential pay
Series 1353 Class
A, 5.5% 11/15/04


                                    _______________                   _______________

 TOTAL U.S.                          1,876,197                         -
GOVERNMENT AGENCY


                                    _______________                   _______________

TOTAL                                1,876,197                         -
COLLATERALIZED
MORTGAGE
OBLIGATIONS


                                    _______________                   _______________



CASH EQUIVALENTS
-- 7.1%

Investments in       MATURITY                          MATURITY
repurchase
agreements

 (U.S. Treasury      AMOUNT                            AMOUNT
obligations),

 In a joint
account at:

 5.62%, dated        $ 39,746,606    39,728,000        $ 7,535,527     7,532,000
7/31/98 due
8/03/98

 5.63%, dated        6,447,023       6,444,000         2,253,057       2,252,000
7/31/98 due
8/03/98


                                    _______________                   _______________

TOTAL CASH                           46,172,000                        9,784,000
EQUIVALENTS


                                    _______________                   _______________



TOTAL INVESTMENTS                    $ 699,382,023                     $ 77,143,954
IN SECURITIES -
100%



TOTAL COST OF                        $ 692,109,010                     $ 77,021,214
INVESTMENTS



LEGEND





                     FIDELITY
                    SHORT-INTERMED
                    IATE

                     GOVERNMENT                        COMBINED
                    FUND







                     PRINCIPAL       VALUE             PRINCIPAL       VALUE

                     AMOUNT          (NOTE 1)          AMOUNT          (NOTE 1)

U.S. GOVERNMENT
AND GOVERNMENT
AGENCY
OBLIGATIONS--70.9
%



U.S. TREASURY
OBLIGATIONS--4.7%

6.5% 8/31/01                                           $ 13,700,000    $ 14,061,817

7.875% 8/15/01       $ 12,800,000    $ 13,619,968      26,700,000      28,410,402

                                                                       _______________
                                    _______________

 TOTAL U.S.                          13,619,968                        42,472,219
TREASURY
OBLIGATIONS

                                                                       _______________
                                    _______________

U.S. GOVERNMENT
AGENCY
OBLIGATIONS--66.2
%

Fannie Mae:

 12% 11/13/00        10,000,000      11,342,200        10,000,000      11,342,200

 8.25% 12/18/00      10,000,000      10,557,800        25,760,000      27,196,893

 5.44% 1/24/01       3,300,000       3,278,847         8,000,000       7,948,720

 6.29% 2/11/02                                         25,000,000      25,414,000

 5.89% 11/06/02                                        15,000,000      15,058,650

 6.74% 5/13/04       380,000         396,714           2,760,000       2,881,386

 7.875% 2/24/05                                        5,455,000       6,061,869

 7.49% 3/02/05                                         5,980,000       6,522,864

Farm Credit
System Financial
Assistance
Corporation

 9.375% 7/21/03      4,000,000       4,611,880         33,570,000      38,705,203

Federal                                                2,050,000       2,192,209
Agricultural
Mortgage
Corporation 7.04%
8/10/05

Federal Farm
Credit Bank:

 5.54% 9/10/03                                         1,300,000       1,289,847

 9.15% 2/14/05                                         500,000         589,765

Federal Home Loan
Bank:

 6.26% 9/24/04                                         3,500,000       3,585,295

 8.09% 12/28/04                                        3,500,000       3,921,645

 7.59% 3/10/05                                         1,940,000       2,123,699

 6.5% 11/29/05                                         3,000,000       3,127,020

 6.75% 4/10/06                                         1,000,000       1,056,090

Freddie Mac:

 6.505% 7/01/04                                        3,200,000       3,311,488

 6.08% 12/17/04                                        14,275,000      14,493,550

 8.115% 1/31/05                                        7,350,000       8,254,932

 6.783% 8/18/05                                        15,000,000      15,827,400

 5.825% 2/09/06                                        4,250,000       4,251,998

 6.99% 7/05/06                                         1,000,000       1,070,310

 6.8% 3/19/07                                          7,300,000       7,738,000

 7.1% 4/10/07                                          2,700,000       2,925,288

Government Loan
Trusts (assets of
Trust guaranteed
by U.S.

 Government
through Agency
for International
Development)

 8.5% 4/1/06                                           11,490,000      12,645,434

Government Trust
Certificates
(assets of Trust
guaranteed

 by U.S.
Government
through Defense
Security
Assistance
Agency):

 Class T-3,          3,955,274       4,168,186         8,261,158       8,705,856
9.625% 5/15/02

 Class 1-C, 9.25%    8,825,964       9,340,341         55,100,821      58,312,097
11/15/01

 Class 2-E, 9.40%    3,585,314       3,778,706         13,969,996      14,723,537
5/15/02

Guaranteed Export
Trust
Certificates
(assets of Trust

 guaranteed by
U.S. Government
through
Export-Import
Bank):

 Series 1993-C,                                        1,364,444       1,341,167
5.20% 10/15/04

 Series 1993-D,                                        1,030,638       1,012,437
5.23% 5/15/05

 Series 1994-A,      1,615,078       1,678,599         8,657,999       8,998,517
7.12% 4/15/06

 Series 1994-C,                                        173,359         173,997
6.61% 9/15/99

 Series 1994-F,      4,940,777       5,254,615         6,113,662       6,502,001
8.187% 12/15/04

 Series 1995-A,      1,588,235       1,607,850         2,837,647       2,872,692
6.28% 6/15/04

 Series 1996-A,                                        8,703,500       8,876,874
6.55% 6/15/04

Guaranteed Trade
Trust
Certificates
(assets of Trust

 guaranteed by
U.S. Government
through
Export-Import
Bank):

 Series 1992-A,                                        6,781,125       7,001,308
7.02% 9/1/04

 Series 1997-A,      2,083,333       2,093,958         16,152,189      16,234,566
6.104% 7/15/03

 Series 1994-B,                                        811,430         862,485
7.5% 1/26/06

Israel Export
Trust
Certificates
(assets of Trust
guaranteed

 by U.S.
Government
through
Export-Import
Bank)

 Series 1994-1,      1,800,000       1,843,380         7,252,941       7,427,737
6.88% 1/26/03

Overseas Private
Investment Corp.
U.S. Government

 guaranteed
participation
certificate:

 Series 1994-195,    1,146,800       1,153,623         8,723,200       8,775,102
6.08% 8/15/04
(callable)

 Series 1996-A1,                                       4,000,000       4,178,240
6.726% 9/15/10
(callable)

Private Exporting
Funding Corp.
secured:

 8.35% 1/31/01                                         3,800,000       4,031,572

 5.65% 3/15/03       1,350,000       1,345,289         3,415,000       3,403,082

 5.82% 6/15/03       6,400,000       6,402,560         46,900,000      46,918,760
(a)

 5.48% 9/15/03                                         2,695,000       2,672,793

 5.8% 2/1/04                                           4,590,000       4,594,544

 6.86% 4/30/04                                         2,499,199       2,564,878

State of Israel
(guaranteed by
U.S. Government
through Agency

 for
International
Development:

 7.75% 11/15/99                                        5,000,000       5,125,650

 6.05% 8/15/00       5,780,000       5,822,191         5,780,000       5,822,191

 5.25% 9/15/00       1,000,000       992,040           14,050,000      13,938,162

 6.625% 8/15/01                                        1,433,000       1,459,296

 8% 11/15/01                                           2,385,000       2,544,723

 6.25% 8/15/02                                         9,700,000       9,879,450

 6.625% 8/15/03      7,000,000       7,243,110         22,360,000      23,136,563

 5.625% 9/15/03                                        13,264,000      13,161,337

 6.75% 8/15/04                                         350,000         367,696

 7.625% 8/15/04                                        8,820,000       9,653,490

 6.6% 2/15/08                                          27,910,000      29,186,045

Tennessee Valley                                       4,060,000       4,081,559
Authority 6%
11/01/00

U.S. Department
of Housing and
Urban Development

 government
guaranteed
participation
certificates:

 Series 1996-A,                                        5,500,000       5,540,095
6.44% 8/1/99

 Series 1996-A,      230,000         233,740           1,710,000       1,737,806
6.59% 8/1/00

 Series 1995-A,                                        7,000,000       7,581,630
8.24% 8/1/02

 Series 1996-A,                                        8,000,000       8,535,760
6.98% 8/1/05

U.S. Trade Trust
Certificates
(assets of Trust
guaranteed by

 U.S. Government                                       5,468,333       5,906,839
through
Export-Import
Bank) 8.17%
1/15/07

                                                                       _______________
                                    _______________

 TOTAL U.S.                          83,145,629                        597,378,289
GOVERNMENT AGENCY
OBLIGATIONS

                                                                       _______________
                                    _______________

TOTAL U.S.                           96,765,597                        639,850,508
GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS

                                                                       _______________
                                    _______________

U.S. GOVERNMENT
AGENCY -
MORTGAGE-BACKED
SECURITIES--21.8%

Fannie Mae - 6.8%

 5.5% 1/1/09 to                                        9,708,958       9,502,644
2/1/09

 6% 10/1/08 to                                         20,177,765      20,049,209
12/1/08

 8% 10/1/00                                            8,393           8,455

 8.25% 12/1/01                                         5,399,212       5,824,723

 8.5% 9/1/07 to                                        1,402,419       1,464,268
12/1/22

 9% 2/1/13                                             939,451         998,824

 9.5% 11/1/09                                          3,421,808       3,663,473

 10% 1/1/20                                            132,548         145,098

 10.25% 10/1/09                                        320,118         350,753
to 10/1/18

 11% 8/1/10 to                                         5,161,164       5,749,604
1/1/16

 11.25% 1/1/10 to                                      1,018,875       1,146,670
1/1/16

 11.5% 9/1/11 to                                       3,619,410       4,129,874
6/1/19

 11.75% 7/1/13 to                                      136,552         156,498
4/1/14

 12.25% 10/1/10                                        1,070,327       1,238,889
to 6/1/15

 12.5% 9/1/07 to                                       2,850,292       3,335,408
5/1/21

 12.75% 10/1/11                                        1,182,438       1,394,870
to 6/1/15

 13% 6/1/11 to                                         1,335,647       1,575,319
7/1/15

 13.25% 9/1/11 to                                      611,096         729,364
9/1/13

 13.5% 5/1/11 to                                       33,895          40,581
12/1/14

 14% 6/1/11 to                                         103,281         123,226
12/1/14

 14.5% 7/1/14                                          19,320          23,522

 15% 4/1/12                                            23,371          28,455

                                                                       _______________
                                    _______________

                                     -                                 61,679,727

                                                                       _______________
                                    _______________

Freddie Mac: -
7.5%

 5.5% 5/1/03 to      4,514,879       4,432,844         7,783,682       7,642,253
7/1/03

 6.5% 5/1/08                                           2,451,467       2,472,059

 7% 6/1/01 to                                          1,491,215       1,505,124
8/1/01

 8.5% 5/1/10 to                                        4,551,966       4,750,319
1/1/22

 9% 11/1/09 to                                         1,168,351       1,225,586
8/1/16

 9.5% 7/1/16 to                                        6,912,663       7,435,084
8/1/21

 10% 12/1/00 to                                        11,620,060      12,661,901
2/1/23

 10.5% 9/1/09 to                                       7,808,608       8,677,375
1/1/21

 10.75% 7/1/13                                         122,045         136,300

 11% 8/1/00 to                                         875,896         985,306
9/1/20

 11.25% 2/1/10 to                                      1,005,836       1,128,073
10/1/14

 11.5% 10/1/15 to                                      559,102         633,049
8/1/19

 11.75% 1/1/10 to                                      207,579         234,175
10/1/15

 12% 1/1/00 to                                         2,042,809       2,343,090
11/1/19

 12.25% 2/1/11 to                                      827,750         958,011
8/1/15

 12.5% 10/1/09 to                                      10,247,408      11,913,834
6/1/19

 12.75% 2/1/10 to                                      191,606         222,191
1/1/11

 13% 9/1/10 to                                         1,563,053       1,842,267
5/1/17

 13.25% 11/1/10                                        140,838         163,998
to 12/1/14

 13.5% 11/1/10 to                                      311,184         369,478
10/1/14

 13.75% 10/1/14                                        13,490          14,329

 14% 11/1/12 to                                        46,673          55,991
4/1/16

 14.5% 12/1/10 to                                      90,703          109,269
9/1/12

 14.75% 3/1/10                                         29,201          35,178

 16.25% 7/1/11                                         7,132           8,634

                                                                       _______________
                                    _______________

                                     4,432,844                         67,522,874

                                                                       _______________
                                    _______________

Government
National Mortgage
Association -
7.5%

 8% 9/15/06 to                                         937,735         975,136
11/15/07

 8.5% 4/15/16 to     58,656          62,300            152,847         162,363
7/15/17

 9% 1/15/04 to                                         1,407,924       1,499,467
5/15/17

 9.5% 1/15/09 to     697,962         753,834           13,074,277      14,105,203
11/15/20

 10% 11/15/09 to     2,984,189       3,254,204         6,403,215       6,991,183
11/15/20

 10.5% 2/15/14 to    6,290,281       6,974,970         10,636,403      11,768,007
2/15/25

 10.75% 12/15/09     180,757         198,699           243,870         268,076
to 3/15/10

 11% 4/15/00 to      2,121,305       2,367,444         7,002,909       7,828,998
1/15/21

 11.5% 3/15/10 to    2,411,351       2,724,849         17,688,613      19,953,061
1/15/21

 12% 11/15/12 to     290,588         333,360           1,265,873       1,446,917
6/15/16

 12.25% 1/15/14                                        50,643          57,349

 12.5% 12/15/10      39,350          45,269            104,651         120,895
to 6/15/14

 13% 1/15/11 to      34,739          40,546            1,086,450       1,271,024
12/15/14

 13.25% 9/15/13                                        194,947         224,856
to 10/15/14

 13.5% 5/15/10 to                                      528,207         617,185
12/15/14

 14% 6/15/11 to                                        87,123          103,016
12/15/14

 16% 4/15/13                                           163,590         197,841

 17% 12/15/11                                          3,351           4,010

                                                                       _______________
                                    _______________

                                     16,755,475                        67,594,587

                                                                       _______________
                                    _______________

TOTAL U.S.                           21,188,319                        196,797,188
GOVERNMENT AGENCY
- MORTGAGE-BACKED
SECURITIES

                                                                       _______________
                                    _______________

COLLATERALIZED
MORTGAGE
OBLIGATIONS--0.2%

 U.S. GOVERNMENT
AGENCY--0.2%

Fannie Mae                                             1,661,689       1,775,931
planned
amortization
class Series
1988-21, Class G,
9.5% 8/25/18

Freddie Mac                                            100,581         100,266
sequential pay
Series 1353 Class
A, 5.5% 11/15/04

                                                                       _______________
                                    _______________

 TOTAL U.S.                          -                                 1,876,197
GOVERNMENT AGENCY

                                                                       _______________
                                    _______________

TOTAL                                -                                 1,876,197
COLLATERALIZED
MORTGAGE
OBLIGATIONS

                                                                       _______________
                                    _______________



CASH EQUIVALENTS
-- 7.1%

Investments in       MATURITY                          MATURITY
repurchase
agreements

 (U.S. Treasury      AMOUNT                            AMOUNT
obligations),

 In a joint
account at:

 5.62%, dated        $ 8,064,775     8,061,000         $ 55,346,908    55,321,000
7/31/98 due
8/03/98

 5.63%, dated                                          8,700,080       8,696,000
7/31/98 due
8/03/98

                                                                       _______________
                                    _______________

TOTAL CASH                           8,061,000                         64,017,000
EQUIVALENTS

                                                                       _______________
                                    _______________



TOTAL INVESTMENTS                    $ 126,014,916                     $ 902,540,893
IN SECURITIES -
100%



TOTAL COST OF                        $ 126,111,119                     $ 895,241,343
INVESTMENTS



LEGEND




(a) Security exempt from registration under Rule 144A of the Securities Act of
 1933 These securities may be resold in transactions exempted from registration, normally to qualified institutional buyers At the period end, the value of these securities amounted to $36,714,680 or 5.2% of net assets of Fidelity
Intermediate
 Government Income Fund, $3,801,520 or 5.0% of net assets for Spartan
Short-
 Intermediate Government Fund, and $6,402,560 or 5.0% of net assets for Fidelity
 Short-Intermediate Government Fund.







value of 144A's
Total Net Assets per fund


FIDELITY INCOME FUND: FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

FIDELITY FIXED INCOME TRUST: SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND

FIDELITY CHARLES STREET TRUST: FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS

12 MONTHS ENDED JULY 31, 1998

 (UNAUDITED)





                   FID. INTER. GOV'T.    SP. SHORT-INTER.    FID. SHORT-INTER.

                   INCOME FUND           GOV'T. FUND         GOV'T. FUND

INTEREST
INCOME

Interest          $ 51,759,065          $ 5,098,143         $ 8,756,745
Income



EXPENSES



Management         4,788,011             485,324             542,776
fee

Transfer agent     -                     -                   280,075
fees

Accounting         -                     -                   62,082
fees and
expenses

Trustees' fees     3,115                 1,228               445

Custodian          -                     -                   26,992
fees and
expenses

Registration       -                     -                   29,189
fees

Audit              -                     -                   38,642

Legal              -                     -                   5,383

Miscellaneous      -                     -                   655

 Total             4,791,126             486,552             986,239
expenses
before
reductions

 Expense           (1,994,126)           (470)               -
reductions

 Total             2,797,000             486,082             986,239
expenses

NET INTEREST       48,962,065            4,612,061           7,770,506
INCOME



REALIZED AND
UNREALIZED
GAIN (LOSS)

 Net realized      5,967,502             132,891             1,201,535
gain (loss) on
investment
securities

 Change in
net unrealized
appreciation

 (depreciation)    (6,213,677)           (493,507)           (1,912,546)
on investment
securities

NET GAIN           (246,175)             (360,616)           (711,011)
(LOSS)





NET INCREASE
(DECREASE) IN
NET

 ASSETS            $48,715,890          $ 4,251,445          $7,059,495
RESULTING
FROM
OPERATIONS





                                        PRO FORMA                 PRO FORMA

                    COMBINED            ADJUSTMENTS               COMBINED

INTEREST
INCOME

Interest            $65,613,953        $ -                        $65,613,953
Income



EXPENSES



Management          5,816,111           262,297            (b)    6,078,408
fee

Transfer agent      280,075             (280,075)          (c)    -
fees

Accounting          62,082              (62,082)           (c)    -
fees and
expenses

Trustees' fees      4,788               (829)              (d)    3,959

Custodian           26,992              (26,992)           (c)    -
fees and
expenses

Registration        29,189              (29,189)           (c)    -
fees

Audit               38,642              (38,642)           (c)    -

Legal               5,383               (5,383)            (c)    -

Miscellaneous       655                 (655)              (c)    -

 Total              6,263,917           (181,550)                 6,082,367
expenses
before
reductions

 Expense            (1,994,596)         1,795,593         (e)     (199,003)
reductions

 Total              4,269,321           1,614,043                 5,883,364
expenses

NET INTEREST        61,344,632          (1,614,043)               59,730,589
INCOME



REALIZED AND
UNREALIZED
GAIN (LOSS)

 Net realized       7,301,928           -                         7,301,928
gain (loss) on
investment
securities

 Change in
net unrealized
appreciation

 (depreciation)     (8,619,730)         -                         (8,619,730)
on investment
securities

NET GAIN            (1,317,802)         -                         (1,317,802)
(LOSS)





NET INCREASE
(DECREASE) IN
NET

 ASSETS            $ 60,026,830        $ (1,614,043)             $ 58,412,787
RESULTING
FROM
OPERATIONS

CAPITALIZATI
ON



The following
table shows
the
capitalization
of the funds
as of July 31,
1998 and on a
pro forma

combined
basis
(unaudited) as
of that date
giving effect to
the
Reorganizatio
n.



                                        Reinvest price:    $
                                                          9.78





                                                                  TOTALS

NET ASSET          Fid. Inter. Gov't.   $ 703,830,764
VALUE

                   Sp. Short-Inter.     $ 75,535,644

                   Fid. Short-Inter.    $ 127,761,710             $ 907,128,118



SHARES             Fid. Inter. Gov't.   71,942,356
                                                          71,9
                                                          42,3
                                                          56

OUTSTANDING        Sp. Short-Inter.     8,053,544
                                                          7,72
                                                          3,48
                                                          1

                   Fid. Short-Inter.    13,639,898                92,729,407
                                                          13,0
                                                          63,5
                                                          70





NET ASSET          Fid. Inter. Gov't.   $ 703,830,764
VALUE

                   Sp. Short-Inter.     $ 75,535,644              $ 779,366,408



SHARES             Fid. Inter. Gov't.   71,942,356
                                                          71,9
                                                          42,3
                                                          56

OUTSTANDING        Sp. Short-Inter.     8,053,544                 79,665,837
                                                          7,72
                                                          3,48
                                                          1





NET ASSET          Fid. Inter. Gov't.   $ 703,830,764
VALUE

                   Fid. Short-Inter.    $ 127,761,710             $ 831,592,474



SHARES             Fid. Inter. Gov't.   71,942,356
                                                          71,9
                                                          42,3
                                                          56

OUTSTANDING        Fid. Short-Inter.    13,639,898                85,005,926
                                                          13,0
                                                          63,5
                                                          70



FIDELITY INCOME FUND: FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
FIDELITY FIXED INCOME TRUST: SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
FIDELITY CHARLES STREET TRUST: FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF JULY 31, 1998
(UNAUDITED)












                         FID. INTER. GOV'T.   SP. SHORT-INTER.   FID. SHORT-INTER.
                         INCOME FUND          GOV'T. FUND        GOV'T FUND

ASSETS

Investment in            $ 699,382,023        $ 77,143,954       $126,014,916
securities, at value -
See accompanying
schedule

Cash                     1,099                937                269,533

Receivable for           863,784              -                  -
investments sold

Receivable for fund      368,334              33,244             158,714
shares sold

Interest receivable      10,263,836           992,951            1,848,746

Other receivable         62,389               -                  -

TOTAL ASSETS             710,941,465          78,171,086         128,291,909

LIABILITIES

Payable for              5,630,455            2,252,182          -
investments
purchased

Payable for fund         602,075              304,322            320,925
shares redeemed

Distributions payable    632,633              37,060             103,441

Accrued                  225,844              41,480             46,420
management fee

Other payables and       19,694               398                59,413
accrued expenses

TOTAL LIABILITIES        7,110,701            2,635,442          530,199

NET ASSETS               $703,830,764         $75,535,644        $127,761,710

Net Assets consist of:

Paid in capital          $750,604,476         $79,437,548        $138,028,727

Undistributed net        1,866,734            233,514            208,732
investment income

Accumulated              (55,913,472)         (4,258,158)        (10,379,546)
undistributed net
realized gain (loss)
on investments

Net unrealized           7,273,026            122,740            (96,203)
appreciation
(depreciation) on
investments

NET ASSETS               $703,830,764         $75,535,644        $127,761,710

NET ASSETS               $703,830,764         $75,535,644        $127,761,710

Net Asset Value,         $9.78                $9.38              $9.37
offering price and
redemption price per
share

Shares outstanding       71,942,356           8,053,544          13,639,898


                         COMBINED       PRO FORMA     PRO FORMA
                                        ADJUSTMENTS   COMBINED

ASSETS

Investment in            $ 902,540,893  $-            $902,540,893
securities, at value -
See accompanying
schedule

Cash                     271,569        -             271,569

Receivable for           863,784        -             863,784
investments sold

Receivable for fund      560,292        -             560,292
shares sold

Interest receivable      13,105,533     -             13,105,533

Other receivable         62,389         -             62,389

TOTAL ASSETS             917,404,460    -             917,404,460

LIABILITIES

Payable for              7,882,637      -             7,882,637
investments
purchased

Payable for fund         1,227,322      -             1,227,322
shares redeemed

Distributions payable    773,134        -             773,134

Accrued                  313,744        -             313,744
management fee

Other payables and       79,505         -             79,505
accrued expenses

TOTAL LIABILITIES        10,276,342     -             10,276,342

NET ASSETS               $907,128,118   $-            $907,128,118

Net Assets consist of:

Paid in capital          $ 968,070,751  -             $968,070,751

Undistributed net        2,308,980      -             2,308,980
investment income

Accumulated              (70,551,176)   -             (70,551,176)
undistributed net
realized gain (loss)
on investments

Net unrealized           7,299,563      -             7,299,563
appreciation
(depreciation) on
investments

NET ASSETS               $907,128,118   $-            $907,128,118

NET ASSETS               $907,128,118                 $907,128,118

Net Asset Value,                                      $9.78
offering price and
redemption price per
share

Shares outstanding       93,635,798     (906,391)(a)  92,729,407






Fidelity Intermediate Gov't. Income

Fidelity Short Intermediate Gov't.

Spartan Short Intermediate Gov't.

Pro Forma Combining Schedule of Total Returns and Expense Ratios

(Unaudited)


                                                                         FISCAL YEAR ENDED JULY
                                                                         31,

If Fidelity Intermediate Gov't. Income acquires:
                                                                         1998                     1997   1996

Fidelity Short Intermediate Gov't. & Spartan Short Intermediate Gov't.

One year total return                                                    6.39%                    8.25%  5.35%

Ratio of expenses to average net assets                                  0.63%                    0.63%  0.62%

One year total return before expense reductions                          6.37%                    8.23%  5.32%

Ratio of expenses to average net assets before expense reductions        0.65%                    0.65%  0.65%



Fidelity Short Intermediate Gov't.

One year total return                                                    6.45%                    8.32%  5.39%

Ratio of expenses to average net assets                                  0.63%                    0.63%  0.62%

One year total return before expense reductions                          6.43%                    8.30%  5.36%

Ratio of expenses to average net assets before expense reductions        0.65%                    0.65%  0.65%

Spartan Short Intermediate Gov't.

One year total return                                                    6.45%                    8.37%  5.44%

Ratio of expenses to average net assets                                  0.63%                    0.63%  0.62%

One year total return before expense reductions                          6.43%                    8.35%  5.41%

Ratio of expenses to average net assets before expense reductions        0.65%                    0.65%  0.65%


Fidelity Income Fund: Fidelity Intermediate Government Income Fund Fidelity Fixed Income Trust: Spartan Short-Intermediate Government Fund and
Fidelity Charles Street Trust: Fidelity Short-Intermediate Government
Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of July 31, 1998 and the unaudited Pro Forma Combining Statement of Operations for the year ended July 31, 1998 are intended to present the financial condition and related results of operations of Fidelity Intermediate Government Income Fund as if the reorganization with Spartan Short-Intermediate Government Fund & Fidelity Short-Intermediate Government Fund, had been consummated at August 31, 1997. Had the pro forma adjustments not included the effect of the expense limitations, Pro Forma Combined Expense reductions would have been $8,016, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $59,539,602 and $58,221,800, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Reflects the conversion of Spartan Short-Intermediate Government
Fund and
 Fidelity Short-Intermediate Government Fund shares as of July
31,1998.
(b) Increase in fees reflects Fidelity Intermediate Government Funds' all-inclusive management fee rate of 0.65% charged against combined average net assets.

(c) Decrease in fees reflects change to Fidelity Intermediate Government Fund's all-inclusive fee structure.
(d) Decrease in fees reflects net decrease in costs incurred as a result of the reorganization.
(e) Reflects reduction in expenses due to FMR's agreement to voluntarily limit the combined fund's expenses to 0.63% of average net assets.
 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of April 30, 1998 for Spartan Short-Intermediate Government Fund, September 30, 1998 for Fidelity Short-Intermediate Government Fund, and July 31, 1998 for Fidelity Intermediate Government Income Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.